TRANSAMERICA FUNDS

Supplement to the Currently Effective Retail Prospectus, Summary Prospectus and Statement of Additional Information

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Transamerica International Stock (the “fund”)

Effective on or about August 30, 2024, the following information will supplement and supersede any contrary information contained in the Retail Prospectus, Summary Prospectus and Statement of Additional Information concerning the fund.

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The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Retail Prospectus and Summary Prospectus for the fund is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	I	R6
Management fees	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	None	None
Other expenses	0.23%[1]	0.21%[1]	0.11%
Total annual fund operating expenses	1.18%	0.91%	0.81%
Fee waiver and/or expense reimbursement[2]	0.00%	0.07%	0.00%
Total annual fund operating expenses after fee waiver and/or reimbursement	1.18%	0.84%	0.81%

[1]  Other expenses are based on estimates for the current fiscal year.

[2]  Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2026 to waive fees and/or reimburse fund expenses to the extent that the total annual fund operating expenses exceed 1.25% for Class A shares, 0.84% for Class I shares and 0.81% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2026 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

The “Example” tables included in the Retail Prospectus and Summary Prospectus are deleted in their entirety and replaced with the following:

	1 year	3 years	5 years	10 years
Class A	$ 664	$ 904	$ 1,163	$ 1,903
Class I	$ 86	$ 276	$ 490	$ 1,106
Class R6	$ 83	$ 259	$ 450	$ 1,002

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The following information will replace the corresponding information in the Statement of Additional Information in the table following the heading “Expense Limitation”:

Fund	Expense Cap				Expiration Date of Expense Cap
	Class A	Class I	Class R6	Class I2
Transamerica International Stock	1.25%	0.84%	0.81%	0.81%	March 1, 2026

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Investors Should Retain this Supplement for Future Reference

August 2, 2024